UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 6, 2017

EASTSIDE DISTILLING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-38182	20-3937596
(Commission File Number)	(IRS Employer Identification No.)

2150 SE Hanna Harvester Drive
Portland, OR	97222
(Address of Principal Executive Offices)	(Zip Code)

(971) 888-4264

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On October 6, 2017, the Board of Directors of Eastside Distilling, Inc., a Nevada corporation (the “Registrant”), upon the recommendation of the Audit Committee of the Board (the “Audit Committee”), approved the dismissal of BPM LLP (“BPM”) as the Registrant’s independent registered public accounting firm.

The reports of BPM on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2016 and 2015 and any subsequent interim period through June 30, 2017, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with BPM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BPM, would have caused BPM to make reference thereto in its reports on the consolidated financial statements for such fiscal years. During the fiscal years ended December 31, 2016 and 2015 and any subsequent interim period through June 30, 2017, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided BPM with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that BPM furnish the Registrant with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BPM agrees with the statements related to them made by the Registrant in this report. A copy of BPM’s letter to the SEC dated October 6, 2017 is attached as Exhibit 16.1 to this report.

(b) Engagement of Independent Registered Public Accounting Firm

On October 6, 2017, the Registrant’s Board of Directors, upon the recommendation of its Audit Committee, approved the appointment of M&K CPAS, PLLC (“M&K”) as the Registrant’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2016 and 2015 and any subsequent interim period through June 30, 2017, neither the Registrant, nor anyone on its behalf, consulted M&K regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Registrant, and no written report or oral advice was provided to the Registrant by M&K that M&K concluded was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter of BPM LLP dated October 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTSIDE DISTILLING, INC.

	By:	/s/ Grover T. Wickersham
Grover T. Wickersham
Chief Executive Officer and Chairman of the Board

Date: October 10, 2017